Exhibit 10.1

FIRST MODIFICATION, WAIVER AND ACKNOWLEDGEMENT AGREEMENT

This First Modification, Waiver and Acknowledgement Agreement (“Agreement”) dated as of August 29, 2009 is entered into by and among Commonwealth Biotechnologies Inc., a Virginia corporation (the “Company”) and Fornova Pharmaworld, Ltd (Fornova) the Note Holder identified on the signature page.

WHEREAS, the Company and Fornova are parties to a Convertible Note dated August 29, 2008, relating to an aggregate purchase of $500,000 of principal amount of secured promissory notes (the “Notes”) of the Company convertible into shares of the Company’s no par value common stock; and

WHEREAS, the Company and Fornova desire to further restructure the terms of the Notes to their mutual benefit.

NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and Fornova hereby agree as follows:

1. Capitalized terms employed herein shall have the meanings attributed to them in the Notes.

2. The Maturity Date of the Notes, which are due to mature on August 28, 2009 is extended to January 1, 2010.

3. The Company undertakes to use its best efforts to immediately file a proxy statement for shareholder approval to reduce the Conversion Price of the Notes to $0.50. In the event shareholder approval is not obtained, the Conversion Price will not be reduced to $0.50.

4. All interest which has accrued through August 28, 2009 shall be deferred until December 31, 2009 and shall be payable pursuant to the terms of the Notes.

5. The Company acknowledges that the holding period of the Notes and Common Stock issuable upon conversion of the Notes commenced on August 29, 2008, for purposes of Rule 144 under the Securities Act of 1933.

6. The Company undertakes to make a public announcement on Form 8-K describing the terms of this Agreement not later than the fourth business day after the execution of this Agreement.

7. For the benefit of the parties hereto, the Company hereby makes all the representations, warranties, covenants undertakings and indemnifications contained in the Notes, as if such representations were made by the Company as of this date.

8. Subject to the modifications and amendments provided herein, the Notes shall remain in full force and effect, including but not limited to the accrual of interest and liquidated damages, if any. Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Notes or of any right, power or remedy of Fornova, or constitute a waiver of any provision of the Notes (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein. Fornova reserve all rights, remedies, powers, or privileges available under the Notes, at law or otherwise. This Agreement shall not constitute a novation or satisfaction and accord of the Notes or any other document, instrument and/or agreement executed or delivered in connection therewith.

9. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties: provided, however, that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto, except as same is permitted under the Notes.

10. This Agreement constitutes the entire agreement among the parties regarding the subject matter herein, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. No changes, modifications, terminations or waivers of any of the provisions hereof shall be binding unless in writing and signed by all of the parties thereto.

11. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the governing law provisions of the Notes.

12. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

13. Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

14. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or electronically, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature were an original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Modification. Waiver and Acknowledgement Agreement as of the date first written above.

COMMONWEALTH BIOTECHNOLOGIES INC.
the “Company”

By:
Name:	Richard J. Freer
Title:	COO 8/29/09

“HOLDER”

Fornova Pharmaworld, Ltd

By:
Name:	Dezheng Li
Title:	29/8/09